SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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WESTMOUNTAIN ASSET MANAGEMENT, INC.
(Name of Registrant as Specified in Its Charter)

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SCHEDULE 14C INFORMATION STATEMENT
(Pursuant to Regulation 14C of the Securities Exchange Act
of 1934 as amended)

WESTMOUNTAIN ASSET MANAGEMENT, INC.
123 North College Ave, Suite 200
Fort Collins, CO 80524

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WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

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 This Information Statement is furnished by the Board of Directors of WestMountain Asset Management, Inc., a Colorado corporation, to the holders of record of our outstanding common stock, $0.001par value per share at the close of business on the record date January 8, 2014 (the “Common Stock”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.  This Information Statement is being furnished to such stockholders for the purpose of informing the stockholders of

1.           The reelection of the sole member to our Board of Directors, to hold office until the next Annual Meeting and until his successor is elected and qualified;

2.           The amendment of the Articles of Incorporation to change our name to “WestMountain Company,” or a derivation thereof; and

3.           The approval and ratification of  MaloneBailey, LLP as our independent auditors for the fiscal year ending December 31, 2013;

Except as otherwise indicated by the context, references in this information statement to “Company,” “we,” “us,” or “our” are references to WestMountain Asset Management, Inc. and our subsidiaries.

The Company has received the consent of a majority of the outstanding shares of the Common Stock approving the reelection of our sole member to our Board of Directors, approving the amendment of the Articles of Incorporation to change our name to “WestMountain Company,” or a derivation thereof; and approving and ratifying MaloneBailey, LLP as our independent auditors for the fiscal year ending  December 31, 2013.

The entire cost of furnishing this Information Statement will be borne by the Company.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them.

The Board of Directors has fixed the close of business on January 8, 2014 as the record date for the determination of shareholders who are entitled to receive this Information Statement (the “Record Date”).  There were 9,517,402 shares of common stock issued and outstanding on January 8, 2014. We anticipate that this Information Statement will be mailed on or about XXX, 2014 to all shareholders of record as of the Record Date.

Only one Information Statement is being delivered to two or more security holders who share an address unless we have received contrary instruction from one or more of the security holders.  We will promptly deliver upon written or oral request a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered.  If you would like to request additional copies of the Information Statement, or if in the future you would like to receive multiple copies of information or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct us by writing to the corporate secretary at the Company’s executive offices at the address specified above.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF PRIOR ACTIONS TO BE TAKEN BY A MAJORITY OF OUR SHAREHOLDERS.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Interests of Certain Persons in Opposition to Matters to be Acted Upon

The shareholdings of our directors and officers are listed below in the section entitled “Principal Shareholders and Security Ownership of Management”. To our knowledge, our sole director has not advised that he intends to oppose any action described herein.

Principal Shareholders And Security Ownership Of Management

The following table sets forth information regarding beneficial ownership of the Common Stock as of the Record Date, (i) by each person who is known by us to beneficially own more than 5% of the Common Stock; (ii) by each of our officers and directors; and (iii) by all of our officers and directors as a group.

BOCO Investments, LLC (3)	8,505,652	89.37%
123 North College Avenue, Suite 200
Fort Collins, Colorado 80254

Brian L. Klemsz (3)
123 North College Avenue, Suite 200
Fort Collins, Colorado 80254

Steve Anderson (4)
123 North College Avenue, Suite 200
Fort Collins, Colorado 80254

Joni K. Troska (5)	100,000	1.05%
123 North College Avenue, Suite 200
Fort Collins, Colorado 80254

All Officers and Directors as a Group (three persons)	1,528,950	16%

(1)  All ownership is beneficial and of record, unless indicated otherwise.
(2)  The Beneficial owner has sole voting and investment power with respect to the shares shown.
(3)  Mr. Klemsz owns 16.8% of WestMountain Blue, LLC, which is the record owner of the 8,505,652 shares.
(4)  Mr.Anderson has an option to acquire a total of 160,000 common shares of the Company, all at a price of $ 0.27 per share.
(5) Ms. Troska has a stock option to acquire a total of 40,000 common shares of the Company, all at a price of $ 0.27 per share.

ITEM 1:  ELECTION OF DIRECTORS

Pursuant to our Articles of Incorporation, the holders of our common stock may elect directors. The Company has received the consent of a majority of the outstanding shares of the Common Stock approving the reelection of our sole member to our Board of Directors. The nominee has advised us that he is able and willing to serve as a director.

The following table sets forth the name and age of the nominee of our Board of Directors.

NAME	AGE

Brian L. Klemsz	55

His principal occupations for the past five years (and, in some instances, for prior years) is as follows:

Mr. Klemsz has been the Company’s Treasurer, and sole Director since our inception. He was our President until 2011. Since March, 2007, he has been the Chief Investment Officer of BOCO Investments, LLC.  He was President and Chief Investment Officer for GDBA Investments, LLLP, a private investment partnership from May 2000 until February 2007. He is currently also the President and sole Director of WestMountain Distressed Debt, Inc. and WestMountain Alternative Energy, Inc., and sole Director of WestMountain Asset Management, Inc., which are public companies. He is also a member of the Board of Directors of NexCore Healthcare Capital Corp. formerly know as CapTerra Financial Group, Inc., a public company and is Chairman of their Board’s audit committee. Mr. Klemsz received a Masters of Science in Accounting and Taxation in 1993 and a Masters of Science in Finance in 1990 from Colorado State University. He received his Bachelor of Science degree from the University of Colorado in 1981.

ITEM 2: CHANGE OF NAME

The Company has received the consent of a majority of the outstanding shares of the Common Stock approving the amendment of the Articles of Incorporation to change our name to “WestMountain Company,” or a derivation thereof.  We believe that the proposed name more accurately reflects our business operations going forward. Accordingly, our Board of Directors believes it is appropriate and in the best interests of our Company and stockholders to change our corporate name to "WestMountain Company."

When the name change is effective, we plan to apply to the appropriate regulatory authorities to keep the current trading symbol for our common stock on the OTC Bulletin Board. However, we cannot guarantee that we will not be required to change to another symbol. The currently outstanding stock certificates evidencing shares of our common stock bearing the name "WestMountain Asset Management, Inc."  will continue to be valid and represent our shares following the name change. Following completion of the name change, you will be contacted on how to exchange your existing stock certificates for new stock certificates bearing the new name, if you wish. Your current stock certificates will continue to represent shares of our common stock and will not be affected by the name change.

ITEM 3: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The board of directors has appointed MaloneBailey, LLP (“MaloneBailey”) to serve as independent auditors for the fiscal year ending December 31, 2013. The Company has received the consent of a majority of the outstanding shares of the Common Stock approving and ratifying MaloneBailey as our independent auditors for the fiscal year ending  December 31, 2013. MaloneBailey has served as our independent auditors since 2011, and is considered by our management to be well qualified.  MaloneBailey billed an aggregate of $49,500 for the year ended December 31, 2012 and for professional services rendered for the audit of our annual financial statements and review of the financial statements included in our quarterly reports. MaloneBailey billed an aggregate of $4,000 for the year ended December 31, 2011 and for professional services rendered for the audit of our annual financial statements and review of the financial statements included in our quarterly reports.

All services performed by MaloneBailey were pre-approved by the Board of Directors. On an annual basis, the Board of Directors will review and provide approval for services that may be provided by the independent auditors.

INDEBTEDNESS OF EXECUTIVE OFFICERS AND DIRECTORS

No executive officer, director or any member of these individuals' immediate families or any corporation or organization with whom any of these individuals is an affiliate is or has been indebted to us since the beginning of our last fiscal year.

FAMILY RELATIONSHIPS

There are no family relationships among our executive officers and directors.

LEGAL PROCEEDINGS

As of the date of this Information Statement, there are no material proceedings to which any of our directors, executive officers, affiliates or stockholders is a party adverse to us.

EXECUTIVE COMPENSATION AND RELATED MATTERS

Beginning in May, 2011, our President, Mr. Anderson receives a salary of $120,000 per annum, plus a stock option  to acquire a total of 160,000 common shares of the Company, all at a price of $ 0.27 per share . We reimburse Mr. Anderson for all necessary and customary business related expenses. We have no plans or agreements which provide health care, insurance or compensation on the event of termination of employment or change in our control.

Ms. Joni Troska, was appointed our corporate Secretary on March 19, 2009. In May 2011, she was hired as a part-time accountant and receives a salary of $48,000. Ms Troska also received an option to acquire a total of 40,000 common shares of the Company, all at a price of $ 0.27 per share.

Otherwise, our officers and director are not accruing any compensation pursuant to any agreement with us.

We did not compensate our sole director during 2013.

Finally, no retirement, pension, profit sharing, or insurance programs or other similar programs have been adopted by us for the benefit of our employees.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Bohemian Companies, LLC and BOCO Investments, LLC are two companies under common control.  Mr. Klemsz, our President, has been the Chief Investment Officer of BOCO Investments, LLC since March 2007.  Since there is common control between the two companies and a relationship with our Company President, we are considering all transactions with Bohemian Companies, LLC and BOCO Investments, LLC, related party transactions.

On January 1, 2008, we entered into a Service Agreement with Bohemian Companies, LLC to provide us with certain defined services. These services include financial, bookkeeping, accounting, legal and tax matters, as well as cash management, custody of assets, preparation of financial documents, including tax returns and checks, and coordination of professional service providers as may be necessary to carry out the matters covered by the Service Agreement.  We compensate Bohemian Companies, LLC by reimbursing this entity for the allocable portion of the direct and indirect costs of each employee of Bohemian Companies, LLC that performs services on our behalf. We receive invoices monthly from Bohemian Companies, LLC. This Service Agreement matured on December 31, 2013 but  has been extended to December 31, 2014.  Total expenses incurred with Bohemian Companies were $12,000 for the years ending December 31, 2012 and 2011.  As of December 31, 2012 and 2011, the Company had a balance due to Bohemian Companies, LLC of $1,000 and $3,300, respectively.

For the year ended December 31, 2012 and 2011 the Company recorded management fee revenues of $76,754 and $74,607, respectively, for asset management services performed on behalf of WestMountain Prime, LLC, a related party. The Company and WestMountain Prime, LLC are under common principal ownership.  The Company earns management fees based on the size of the funds managed, and incentive income based on the performance of the funds.

For the year ended December 31, 2012 and 2011, the Company recorded aggregate advisory/consulting revenue of $114,500 and $23,000 respectively. Of the $114,500 and $23,000 recorded advisory/consulting revenue in 2012 and 2011, $97,500 and $18,000 is related party revenue. This advisory/consulting fee revenue relates to services performed on behalf of Nexcore Group LP and WestMountain Gold, Inc. The related parties and the Company are under common principal ownership.

As of December 31, 2012 and 2011, the Company recorded $37,050 and $34,673, respectively, as accounts receivable related party on the balance sheet.  The 2012 amount represents third and fourth quarter management fees that were due from WestMountain Prime, LLC. The total amount due was paid off in the following respective quarter. Additionally in 2011, $16,673 represented fourth quarter management fees due from WestMountain Prime, LLC and the remaining $18,000 was due the Company for consulting services provided to Nexcore for marketing and social media. Both amounts were paid off in the following respective quarter.

On September 15, 2009 the Company signed a promissory note with BOCO Investments, Inc. (BOCO), a related party, in the amount of $150,000. The note matured in March 2010 and was extended to March 2011. On June 30, 2010 the Company entered into a new note for $500,000 with an interest rate of 10% and a maturity date of June 30, 2011. The September 15, 2009 note for $150,000 was canceled and the principal and interest was rolled into the new note. On June 29, 2011 the full amount of the note and related accrued interest, in the amount of $524,520, was converted to 455,652 of common shares at a price of $1.15. The closing stock price of the Company’s common stock on the date of conversion was $0.27 resulting in a gain on the conversion of $401,495. The gain was accounted for as a capital transaction due to BOCO being a related party.

As of December 31, 2012 and 2011, the following investments in marketable and nonmarketable securities were held in related parties due to common principal ownership:

	December 31, 2012		December 31, 2011
	Market/Cost		Market/Cost

Company Name	Shares	Value	Shares	Value
Marketable Securities
Hangover Joes Holding Corp.	1,691,713	$126,878	1,691,713	$194,306

Non-Marketable Securities
Nexcore Healthcare Capital Corp.	1,645,000	$1,645	1,645,000	$1,645

Totals	3,336,713	$128,523	3,336,713	$195,951

 SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “34 Act”) requires our officers and directors and persons owning more than ten percent of the Common Stock, to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Additionally, Item 405 of Regulation S-K under the 34 Act requires us to identify in its Form 10-K and proxy statement those individuals for whom one of the above referenced reports was not filed on a timely basis during the most recent year or prior years. We have nothing to report in this regard.

FORM 10-K

UPON WRITTEN REQUEST OF ANY PERSON ENTITLED TO VOTE AT THE MEETING, ADDRESSED TO US, ATTENTION: SECRETARY, WESTMOUNTAIN ASSET MANAGEMENT, INC., 123 NORTH COLLEGE AVENUE, SUITE 200, FORT COLLINS, COLORADO 80524, WE WILL PROVIDE WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2012, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

COMMUNICATIONS WITH STOCKHOLDERS

Anyone who has a concern about our conduct, including accounting, internal accounting controls or audit matters, may communicate directly with our President. Such communications may be confidential or anonymous, and may be submitted in writing addressed care of Steve Anderson, President, WestMountain Asset Management, Inc., 123 North College Avenue, Suite 200, Fort Collins, Colorado 80524. All such concerns will be forwarded to the appropriate directors for their review, and will be simultaneously reviewed and addressed by the proper executive officers in the same way that other concerns are addressed by us.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, WestMountain Asset Management, Inc. has duly caused this report to be signed by the undersigned hereunto authorized.

January XXX, 2014

WESTMOUNTAIN ASSET MANAGEMENT, INC.

By:	/s/ Steve Anderson
Steve Anderson
President